Exhibit 99.2

January 5, 2012

TransMontaigne Operating Company L.P.

1670 Broadway, Suite 3100

Denver, Colorado 80202

Attn: Fred Boutin

Re:  Independent Accountant

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Senior Secured Credit Facility dated as of March 9, 2011, by and among TransMontaigne Operating Company L.P., a Delaware limited partnership (the “Borrower” or “you”), the Lenders party thereto from time to time (the “Lenders”), U.S. Bank National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (the “Agent”) (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used without definition in this letter agreement have the meanings given those terms in the Credit Agreement.

The Borrower, the Agent, and the Required Lenders party hereto agree that the phrase “KPMG LLP (which shall not be limited as to the scope of the audit or qualified as to the status of Partners and its consolidated Subsidiaries as a going concern) or other Independent Accountant selected by Partners and approved by the Agent” in Section 7.1(a) of the Credit Agreement is amended so that it reads “an Independent Accountant selected by Partners and approved by the Agent (which shall not be limited as to the scope of the audit or qualified as to the status of Partners and its consolidated Subsidiaries as a going concern).”   The Borrower has selected Deloitte & Touche LLP as its Independent Accountant and the Agent has approved such selection.

This letter agreement shall be effective only upon the receipt by the Agent of duly executed signature pages of (a) this letter agreement from the Borrower, Agent, and those Lenders constituting the Required Lenders and (b) the Consent and Reaffirmation of Guarantors from each of the Guarantors.

This letter agreement is a Credit Document.  This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one instrument.  Delivery by one or more parties hereto of an executed counterpart of this letter agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement.  Any party delivering an executed counterpart of this letter agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this letter agreement.

This letter agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGES]

AGENT AND LENDERS:	WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent and as a Lender

	By:	/s/ Jonathan Herrick
	Name:	Jonathan Herrick
	Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Rick Wadley
Name:	Rick Wadley
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

UNION BANK, N.A.,
as a Lender

By:	/s/ Zachary Holly
Name:	Zachary Holly
Title:	Assistant Vice President

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	Vice President

COMERICA BANK,
as a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

CITIBANK, N.A.
as a Lender

By:	/s/ John Miller
Name:	John Miller
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Vice President

Acknowledged and Agreed:

TRANSMONTAIGNE OPERATING COMPANY L.P.,
as Borrower

By:	TransMontaigne Operating GP L.L.C.,
its sole general partner

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing letter agreement (the “Amendment”), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under each of the Credit Documents to which it is a party, and agrees that none of such obligations and covenants shall be limited by the execution and delivery of the Amendment.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

January 5, 2012:

FULL RECOURSE GUARANTORS:

TRANSMONTAIGNE TERMINALS, L.L.C., a Delaware limited liability company

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

RAZORBACK L.L.C.,
a Delaware limited liability company

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

TPSI TERMINALS L.L.C.,
a Delaware limited liability company

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President

TLP FINANCE CORP.,
a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TLP OPERATING FINANCE CORP.,
a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TMOC CORP.,
a Delaware corporation

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TLP MEX L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

TPME L.L.C.,
a Delaware limited liability company

By:	/s/ Frederick W. Boutin
Name:	Frederick W. Boutin
Title:	Executive Vice President

LIMITED RECOURSE GUARANTOR:

TRANSMONTAIGNE PARTNERS L.P.,

By:	TransMontaigne GP L.L.C.,
its sole general partner

	By:	/s/ Frederick W. Boutin
	Name:	Frederick W. Boutin
	Title:	Executive Vice President